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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
CENTRAL PACIFIC FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

March 30, 2004

Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of Central Pacific Financial Corp. The Annual Meeting will be held on April 27, 2004, at 6:00 p.m., Hawaii Time, in the Iao Needle and Akaka Falls Conference Rooms of the Sheraton Waikiki Hotel, 2255 Kalakaua Avenue, Honolulu, Hawaii.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe matters to be acted upon at the Annual Meeting. We ask that all shareholders read these documents and sign and return the enclosed Proxy Card in the enclosed postage-paid envelope to ensure that your shares are voted accordingly. Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

        We appreciate your continued interest in Central Pacific Financial Corp. and are confident that, as in the past, you will continue to vote your shares.

Sincerely,
CLINT ARNOLDUS Chairman of the Board, President and Chief Executive Officer

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        TO BE HELD APRIL 27, 2004

TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:

        NOTICE IS HEREBY GIVEN that, pursuant to its Amended Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Central Pacific Financial Corp. (the "Company") will be held in the Iao Needle and Akaka Falls Conference Rooms of the Sheraton Waikiki Hotel, 2255 Kalakaua Avenue, Honolulu, Hawaii, on April 27, 2004, at 6:00 p.m., Hawaii time, for the purpose of considering and voting upon the following matters:

  1.
  Election of Directors.    To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

  2.
  Ratification of Appointment of Independent Accountants.    To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

  3.
  Other Business.    To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

        Only those shareholders of record at the close of business on February 27, 2004 shall be entitled to notice of and to vote at the Meeting.

        SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

By order of the Board of Directors,
GLENN K. C. CHING Vice President and Secretary

Dated: March 30, 2004

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 27, 2004

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of Central Pacific Financial Corp. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held in the Iao Needle and Akaka Falls Conference Rooms of the Sheraton Waikiki Hotel, 2255 Kalakaua Avenue, Honolulu, Hawaii, on April 27, 2004, 6:00 p.m., Hawaii time, and at any and all adjournments thereof. This Proxy Statement and accompanying Notice was mailed to shareholders on or about March 30, 2004.

Matters to be Considered

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Election of Directors. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified.

  2.
  Ratification of the Appointment of Independent Accountants. To ratify the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2004.

  3.
  Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Record Date, Outstanding Securities and Voting Rights

        The close of business on February 27, 2004 was fixed as the record date (the "Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. There were 16,083,433 shares of the Company's common stock, no par value ("Common Stock") issued and outstanding on the Record Date.

        Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in the holder's name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.

Quorum

        The required quorum for the transaction of business at the Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Meeting, either present in person or represented by proxy. Proxies received but marked as abstentions and broker non-votes will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum.

Broker Non-Votes

        If you hold your shares of Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in certain cases and in its discretion, vote your Common Stock. A broker non-vote occurs under stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no instruction is given. Brokers may however, vote, in their discretion, in the absence of timely instructions from beneficial owners, with respect to the election of directors (Proposal 1) and the ratification of the appointment of KPMG LLP (Proposal 2).

Vote Required to Approve the Proposals

        Proposal 1: Election of Directors.    In the election of directors, the three persons receiving the highest number of "FOR" votes at the Meeting will be elected.

        Proposal 2: Ratification of the Appointment of Independent Accountants.    The proposal to ratify the appointment of KPMG LLP as the Company's independent accountants requires the affirmative vote of shareholders holding not less than a majority of the shares of Common Stock represented and entitled to vote at the Meeting. An abstention from voting on the proposal to ratify the appointment of KPMG LLP will have the effect of a vote "AGAINST" the proposal. Broker non-votes for this proposal will not be considered entitled to vote on the proposal; thus, the shares represented by such broker non-votes will not affect the outcome of the vote.

        The Board of Directors recommends a vote "FOR" the election of all nominees as directors and "FOR" ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ended December 31, 2004. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

Revocability of Proxies

        Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy.

Costs of Solicitation of Proxies

        This solicitation of Proxies is made on behalf of the Board of Directors of the Company (the "Board") and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

Principal Shareholders

        As of the Record Date, the following were the only persons known to management of the Company to beneficially own more than five percent of the Company's outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Private Capital Management, L.P. 8889 Pelican Bay Boulevard Naples, Florida 34108	1,499,122	9.32%
Common	Vanguard Fiduciary Trust Company (*) 500 Admiral Nelson Boulevard Malvern, Pennsylvania 19355	1,385,924	8.62%
Common	Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	1,236,078	7.69%

(*)
Vanguard Fiduciary Trust Company (the "Trustee") is the trustee of certain employee benefit plans, including the Central Pacific Bank 401(k) Retirement Savings Plan (the "Retirement Savings Plan"), which are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Shares of the Company's Common Stock are held in trust for the benefit of employees in the plans. As of the Record Date, all of the shares of Common Stock held by the Trustee had been allocated to the accounts of plan participants. The Trustee votes shares allocated to participant accounts as directed by participants subject to Section 404 of ERISA. Shares of Common Stock held by the Trustee on behalf of the plans may be disposed of by the plans or the trustee only in accordance with the terms of the plans. Although the Trustee in its fiduciary capacity, pursuant to the applicable regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is technically the beneficial owner of such shares, the actual beneficial owners are the employees who participate in the employee benefit plans. The Trustee therefore disclaims beneficial ownership of such shares held in trust which are otherwise attributable to them by virtue of the trust.

Security Ownership of Directors, Nominees and Executive Officers

        The following table sets forth security ownership as of the Record Date with respect to each of the directors, nominees and Named Executive Officers (as defined below under the heading "Compensation of Directors and Executive Officers—Executive Compensation"), as well as all directors and executive officers, as a group. Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Directors and Nominees
Common	Clint Arnoldus	50,321	(3)	*
Common	Joseph F. Blanco	20,200	(4)	*
Common	Richard J. Blangiardi	—		—
Common	Christine H. H. Camp Friedman	—		—
Common	Alice F. Guild	22,824	(5)	*
Common	B. Jeannie Hedberg	—		—
Common	Dennis I. Hirota	29,000	(6)	*
Common	Clayton K. Honbo	489,818	(7)	3.04%
Common	Paul J. Kosasa	18,600	(8)	*
Common	Gilbert J. Matsumoto	192,292	(9)	1.19%
Named Executive Officers(10)
Common	Alwyn S. Chikamoto	42,013	(11)	*
Common	Blenn A. Fujimoto	21,954	(12)	*
Common	Craig H. Hashimoto	3,586	(13)	*
Common	Denis K. Isono	2,680	(14)	*
Common	Neal K. Kanda	52,145	(15)	*
All Directors and Executive Officers as a Group (14 persons)		945,433		5.88%

(*)
Less than one percent.

(1)
Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed. The numbers shown include the shares actually owned as of February 27, 2004 and the underlying options and allocated shares under the Bank's Retirement Savings Plan representing shares that the person has the right or will have the right to acquire within 60 days of February 27, 2004.

(2)
In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within sixty (60) days after February 27, 2004 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)
Includes 400 shares held by a family trust for which Mr. Arnoldus and his wife Lesley Arnoldus are co-trustees and 49,921 shares that Mr. Arnoldus has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(4)
Includes 1,600 shares for which Mr. Blanco has shared voting and investment powers with his wife, Theresa L. R. Blanco, 18,000 shares that Mr. Blanco has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan and 600 shares granted under the Director Restricted Shares Program.

(5)
Includes 18,000 shares that Mrs. Guild has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan and 600 shares granted under the Director Restricted Shares Program.

(6)
Includes 3,520 shares for which Dr. Hirota has shared voting and investment powers with his wife, Kathryn Hirota, 18,000 shares that Dr. Hirota has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan and 600 shares granted under the Director Restricted Shares Program.

(7)
Includes 347,532 shares held in trust for the benefit of Dr. Honbo's wife, Lynette K. Honbo, 100,234 shares held in trusts for the benefit of his sons and daughter for which Dr. Honbo and the beneficiary of the specific trust are each co-trustees, 23,052 shares held in trusts for the benefit of his sons and daughter for which Dr. Honbo and his wife are each co-trustees, 400 shares held in his Individual Retirement Account ("IRA"), 18,000 shares that Dr. Honbo has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan and 600 shares granted under the Director Restricted Shares Program.

(8)
Includes 18,000 shares that Mr. Kosasa has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan and 600 shares granted under the Director Restricted Shares Program.

(9)
Includes 19,440 shares for which Mr. Matsumoto has shared voting and investment powers as officer, director and shareholder of Business Clinic, Inc., 124,348 shares held by a family trust for which Mr. Matsumoto and his mother Eunice S. Matsumoto are co-trustees, 18,000 shares that Mr. Matsumoto has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan and 600 shares granted under the Director Restricted Shares Program.

(10)
The following includes information regarding all the "Named Executive Officers" (as defined below under the heading "Compensation of Directors and Executive Officers—Executive Compensation ") except for Mr. Arnoldus, whose information is included in this table under the section heading "Directors and Nominees".

(11)
Includes 21,746 shares allocated to Mr. Chikamoto's account under the Company's Retirement Savings Plan and 7,067 shares that Mr. Chikamoto has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(12)
Includes 673 shares allocated to Mr. Fujimoto's account under the Company's Retirement Savings Plan and 19,281 shares that Mr. Fujimoto has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(13)
Includes 230 shares allocated to Mr. Hashimoto's account under the Company's Retirement Savings Plan and 3,356 shares that Mr. Hashimoto has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(14)
Includes 1,680 shares that Mr. Isono has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

(15)
Includes 17,312 shares allocated to Mr. Kanda's account under the Company's Retirement Savings Plan and 9,633 shares that Mr. Kanda has the right to acquire by the exercise of stock options vested pursuant to the Company's 1997 Stock Option Plan.

ELECTION OF DIRECTORS

        Under the Company's Restated Articles of Incorporation and Amended Bylaws, which provide for a "classified" Board of Directors, three directors (out of a present total of nine) are to be elected at the Meeting to serve three-year terms expiring at the 2007 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Company's Amended Bylaws currently provide for nine directors, three each serving as Class I, Class II and Class III directors, each class of directors serving for three-year terms. The nominees to serve as Class I directors for the election at the Meeting are Clint Arnoldus and Dennis I. Hirota, both of whom are currently directors of the Company, and Christine H. H. Camp Friedman.

        All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy Card will vote in their discretion for such persons as the Board of Directors may recommend.

        There are no family relationships among directors or executive officers of the Company, and, as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, with the exception of Mr. Blangiardi who is a director of Emmis Communications Corp., a company with a class of securities registered pursuant to Section 12 of the Exchange Act.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

DIRECTORS' AND EXECUTIVE OFFICERS' INFORMATION

        The following table sets forth certain information with respect to each of the directors, nominees and Named Executive Officers:

Name	Principal Occupation for the Past Five Years	Age	First Year Elected or Appointed as Officer or Director of the Company(1)	Term Expires
Directors and Nominees
ARNOLDUS, Clint	Chairman, President and Chief Executive Officer of the Company (2002-present); President and Chief Operating Officer of the Bank (2002); Chairman, President and Chief Executive Officer, Community Bank, Pasadena, California (1998-2001)	57	2002	2004
BLANCO, Joseph F.	Real Estate Development and Governmental Affairs Consultant (2003—present): Executive Assistant to the Governor and Special Advisor for Technology Development, State of Hawaii (2000-2002); Executive Assistant to the Governor, State of Hawaii (1994-1999)	51	2002	2004
BLANGIARDI, Richard J.	Senior Vice President & General Manager, Emmis Communications Corp. (2002-present); President, Telmundo Holding Inc. (1999-2002); Managing Director, Brad Marks International (1999); Chief Executive Officer, Premier Horse Network (1997-1999)	57	2003	2006
CAMP FRIEDMAN, Christine H. H.	Managing Director, Avalon Development Company LLC (1999-present); Vice President of Development, A&B Properties, Inc. (1997-1999)	37	N/A	N/A
GUILD, Alice F.	Vice President and Director, The Friends of Iolani Palace (2003-present); Executive Director, The Friends of Iolani Palace (1998-2002)	69	1980	2005

HEDBERG, B. Jeannie	Certified Public Accountant; Managing Partner, Hedberg, Freitas, King & Tom, CPAs LLP (1969-present)	60	2003	2005
HIROTA, Dennis I., Ph.D.	President, Sam O. Hirota, Inc. Engineering and Surveying (1986-present); Registered Professional Engineer and Licensed Professional Land Surveyor	63	1980	2004
HONBO, Clayton K., M.D.	Retired; Doctor of Obstetrics and Gynecology, Clayton K. Honbo, M.D., Inc. (1977-1999)	66	1999	2006
KOSASA, Paul J.	President and Chief Executive Officer of MNS, Ltd., dba ABC Stores (1999-present); Executive Vice President and District Manager of MNS Ltd., dba ABC Stores (1997-1998)	46	2002	2006
MATSUMOTO, Gilbert J.	Certified Public Accountant; President, The Matsumoto Group, Certified Public Accountants, Inc. (1979-present)	61	2002	2005
Named Executive Officers(2)
CHIKAMOTO, Alwyn S.	Executive Vice President and Chief Credit Officer of the Bank (2002-present); Senior Vice President and Commercial Finance Group Manager of the Bank (1997-2002)	50	1988	N/A
FUJIMOTO, Blenn A.	Executive Vice President and Chief Financial Services Officer of the Bank (2002-present); Senior Vice President and Retail Division Manager of the Bank (2000-2002); Vice President and District Manager, Bank of Hawaii (1998-2000)	45	2000	N/A
HASHIMOTO, Craig H.	Executive Vice President, Human Resources and Organizational Development of Bank (2003-present); Senior Vice President & Human Resources Director of Bank (2002-2003); Vice President & Manager of Bank (2001-2002); Vice President & Project Expediter of Bank (2001); Vice President & Support Services Manager, Bank of Hawaii (1983-2001)	44	2001	N/A
ISONO, Denis K.	Executive Vice President and Chief Operations Officer of the Bank (2002-present); Executive Vice President of Operations, Bank of Hawaii (2000-2002); Senior Vice President and Controller, Bank of Hawaii/Pacific Century Financial Corp. (1988-2000)	52	2002	N/A
KANDA, Neal K.	Vice President and Treasurer of Company (2003-present); Vice President, Secretary and Treasurer of the Company (2002-2003); Vice President and Treasurer of the Company (1999-2001); Executive Vice President and Chief Financial Officer of the Bank (2002-present); Executive Vice President of the Bank (1993-2001)	55	1991	N/A

(1)
All directors of the Company are also directors of the Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota and Mrs. Guild commenced service as directors of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota and Mrs. Guild served as directors of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota and Mrs. Guild continued to serve on the Bank's Board until they were reelected to the Company's Board in 1986 and 1990, respectively. Dr. Honbo has been a director of the Bank since 1986. Mr. Matsumoto has been a director of the Bank since 1986. Mr. Arnoldus has been a director of the Bank since 2002. Mr. Kosasa has been a director of the Bank since 1994. Mrs. Hedberg and Mr. Blangiardi have been directors of the bank since 2003.

Messrs.
Chikamoto, Fujimoto, Hashimoto and Isono are officers of the Bank and not officers of the Company; therefore, the year included in the column labeled "First Year Elected or Appointed as Officer or Director of the Company" indicates the year that each was first appointed as an officer of the Bank.

(2)
The following includes information regarding all the Named Executive Officers except for Mr. Arnoldus, whose information is included in this table under the section heading "Nominees for Class I Directors".

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company's directors, executive officers and the beneficial holders of more than 10% of the Common Stock are required to file certain reports with the United States Securities and Exchange Commission (the "SEC") regarding the amount of and changes in their beneficial ownership of the Company's stock. Based on its review of copies of those reports, the Company is required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports during the previous year. To the best knowledge of the Company, there were no such failures to file or timely file required reports during 2003.

CORPORATE GOVERNANCE AND BOARD MATTERS

        The Company is committed to promoting and fostering ethical conduct and sound corporate governance principles. The Company has a Code of Conduct & Ethics for Senior Financial Officers, which is applicable to the chief executive officer, president, chief financial officer, controller, any other principal financial officer or principal accounting officer and any other person fulfilling and/or performing any similar role, function or capacity (the "Code of Ethics"). The Code of Ethics will be available on the Company's website (www.centralpacificbank.com) no later than the date of the Meeting.

        The Board has five (5) standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee, a Corporate Governance and Nominating Committee, and a Mergers and Acquisitions Committee.

        During the fiscal year ended December 31, 2003, the Board held a total of nineteen (19) meetings, including monthly, annual and special meetings. All of the persons who were directors of the Company during 2003 attended at least seventy-five percent (75%) of the aggregate of (i) the total number of such Board meetings, and (ii) the total number of meetings held by all committees of the Board on which they served during the year, except Mr. Blangiardi who attended 63% of the aggregate of Board meetings and meetings held by committees of the Board on which he served. The Company expects directors to attend the annual meetings of shareholders. All directors attended last year's annual meeting of shareholders.

        The following table sets forth the members of the Board as of the date of this Proxy Statement and the committees of the Board on which they serve.

Name of Director	Audit Committee	Compensation Committee	Executive Committee	Corporate Governance and Nominating Committee	Mergers and Acquisitions Committee
Non-Employee Directors:
Joseph F. Blanco	*				*
Richard J. Blangiardi	*	*
Alice F. Guild			*	**
B. Jeannie Hedberg	*	*
Dennis I. Hirota				*	*
Clayton K. Honbo		**	*		**
Paul Kosasa			*	*
Gilbert J. Matsumoto	**			*	*
Employee Director:
Clint Arnoldus			**		*

* = Member

** = Chair

Audit Committee

        The Audit Committee held twelve (12) meetings during fiscal year 2003. The responsibilities of the Audit Committee are described below in the "Report of the Audit Committee" under the subheading "Report of the Audit Committee." The Audit committee operates under a Charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A. All members of the Audit Committee are independent within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines.

        The Board has determined that the Audit Committee has one financial expert, Mr. Matsumoto, chair of the Audit Committee.

Compensation Committee

        The Compensation Committee held fifteen (15) meetings during 2003. The Compensation Committee's primary functions include determining individuals to whom options will be granted and their terms, approving recommendations related to employee compensation and benefit programs, and determining the Chief Executive Officer's compensation. The functions of the Compensation Committee are further described in "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" below, under the subheading "Report of Compensation Committee." The charter of the Compensation Committee will be available on the Company's website (www.centralpacificbank.com) no later than the date of the Meeting. All members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines.

Executive Committee

        The Executive Committee held no meetings during 2003. The purpose of the Executive Committee is, among other things, to manage the business affairs of the Company while not in conflict with specific law or directives that may be given by the Board.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee held thirteen (13) meetings during 2003. It is responsible for promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices, including recommending nominees for directors of the Company, determining the composition of committees of the board, reviewing the qualifications and independence of directors, evaluating the performance of the board and chief executive officer and reviewing and monitoring the Company's Corporate Governance Guidelines. The Company's Corporate Governance Guidelines is available on the Company's website (www.centralpacificbank.com). The charter of the Corporate Governance and Nominating Committee is available on the Company's website (www.centralpacificbank.com). All members of the Corporate Governance and Nominating Committee are independent within the meaning of the listing standards of the NYSE and the Company's Corporate Governance Guidelines.

Mergers and Acquisitions Committee

        Mergers and Acquisitions Committee held two (2) meetings during 2003. The committee was established in 2003 for the purpose of reviewing, evaluating and making recommendations to the Board of Directors concerning potential merger and acquisition opportunities.

Consideration of Director Nominees

        Director Qualifications.    The Corporate Governance and Nominating Committee is responsible for reviewing the qualifications and independence of director nominees in accordance with the criteria set forth in the Company's Corporate Governance Guidelines. The general criteria considered include qualification as independent, diversity, age, skills, experience and other relevant considerations in the context of the needs of the Board.

        Identifying and Evaluating Nominees.    The Board seeks always to identify the best qualified and suited ("best qualified and suited" used in the broadest of senses and in the best interests of the Company) candidates for director positions and to present these candidates for shareholder approval, as and when director positions become open and available. The Corporate Governance and Nominating Committee will first identify, review, evaluate and recommend to the Board, nominees for Director positions. The Board will then vote whether or not to recommend such nominees to the Company's shareholders for election.

        In identifying potential director nominees, the Corporate Governance and Nominating Committee will search within the State of Hawaii and may search outside the State of Hawaii for any potential Director candidates, and in this regard, may utilize the services of a professional search firm. While generally the same criteria shall be applied in evaluating a candidate's qualifications, it is extremely difficult to conceive of all the attributes, skills and qualities that the Corporate Governance and Nominating Committee and/or Board may at any given point in time, determine, consider and value in evaluating, selecting and recommending director nominees. Accordingly, the Corporate Governance and Nominating Committee and the Board reserve the right to exercise their discretion and to consider any and all other circumstances, experiences, attributes, skills, qualities, and factors applicable to any director nominee, provided that such discretion shall be exercised in a fair and reasonable manner and with the intent and purpose of having the best qualified and suited directors serving on the Board at all times, as well as a well rounded Board. The Board may enlist the services of a third party to conduct a background check or other investigation in order to determine whether a candidate meets any criteria.

        Shareholder Nominees.    In accordance with the policies set forth in the Company's Corporate Governance Guidelines and Bylaws, the Corporate Governance and Nominating Committee will consider properly submitted director nominees for election at the 2005 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to January 27, 2005. Shareholder recommendations should be addressed to the Company's Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

Communications with the Board

        Shareholders of the Company may send written communications directly to the Board, addressed to: Board of Directors of Central Pacific Financial Corp., 220 South King Street, Third Floor, Honolulu, Hawaii 96813. Any such communication may be directed to the attention of the Chairman of the Board or the Chair of any Board Committee (such as, for example, the Chair of the Audit Committee or the Chair of the Corporate Governance and Nominating Committee). Shareholders sending such communications must include the following in their written communication: (a) such shareholder(s) must identify himself/herself/itself/themselves and provide reasonably satisfactory proof of their ownership of the Company's stock; (b) such shareholder(s) must state in reasonable detail and communicate with reasonable clarity and specificity their issue or concern; and (c) such shareholder(s) must include their contact information (at a minimum, phone number and address).

Report of the Audit Committee

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

Report of the Audit Committee

        The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company.

        The Audit Committee Charter adopted by the Board sets out the responsibilities, authority and specific duties of the Audit Committee. A copy of the Audit Committee Charter is attached to the Company's proxy statement as Appendix A.

        Pursuant to the charter, the Audit Committee has the following responsibilities:

  •
  to monitor the preparation of quarterly and annual financial reports;

  •
  to review the adequacy of internal control systems and financial reporting procedures with management and independent auditors;

  •
  to review the general scope of the annual audit and the fees charged by the independent auditors; and

  •
  to reassess the adequacy of the charter at least annually.

        In discharging its oversight responsibility the Audit Committee has met and held discussions with management and KPMG LLP, the independent auditors for the Company. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between the Company and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committee). The Audit Committee has received and discussed with the independent auditors the matters in the written disclosures required by the Independence Standards Board and as required under the Sarbanes-Oxley Act of 2002. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

        The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the internal controls, and the overall quality of the financial reporting.

        Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not all be, and we may not all represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statement has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

        Respectfully submitted by the members of the Audit Committee of the Board of Directors:

                      GILBERT J. MATSUMOTO, CHAIR
                      JOSEPH F. BLANCO
                      RICHARD J. BLANGIARDI
                      B. JEANNIE HEDBERG

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

        The Company and the Bank each has a policy of paying fees to non-employee directors for their attendance at Board and committee meetings. The Company and the Bank pay each of their non-employee directors $800 per Board meeting attended and $600 per Board committee meeting attended. In addition, the Company pays $9,000 annually to each non-employee director, and the Bank pays $16,000 annually to each non-employee director. For the period from April 1, 2003 through January 31, 2004, the Company also paid each non-employee director a special fee of $2,000 per month in consideration for their additional time commitment related to the Company's proposed acquisition of CB Bancshares, Inc. In addition, Directors Joseph Blanco, Dennis Hirota and Gilbert Matsumoto each received an additional $15,000 and Director Clayton Honbo received an additional $2,000 for their further additional time commitment related to the Company's proposed acquisition of CB Bancshares, Inc.

        Non-employee directors of the Company and the Bank are also eligible to participate in the Company's 1997 Stock Option Plan. During 1997, non-employee directors received a one-time grant of stock options to purchase, in the aggregate, 294,000 shares of Common Stock at an exercise price of $8.9375 per share. Options vest at a rate of 3,000 shares per year until the earlier of the director's retirement at age 70 or 10 years from the date of grant.

        The Company maintains a Directors Deferred Compensation Plan effective as of January 1, 2001, under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer and meeting fees. Distribution of the deferred compensation account will be made in the form of a lump sum payment within ten years following termination from service or annual installment payments over a period no greater than ten (10) years following termination from service, in accordance generally with the director's election made at the time of the deferral. A withdrawal from the deferred compensation account is also available in the case of an unforeseeable emergency. Under the Directors Deferred Compensation Plan, deferred amounts are valued based on corresponding investments in certain investment funds offered by the Bank's Trust Division which may be selected by the director. The Directors Deferred Compensation Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company and under the direction and oversight of the Compensation Committee.

        The 1997 Stock Option Plan allows for the discretionary grant of Common Stock to non-employee directors of the Company and its subsidiaries (the "Director Restricted Shares Program"), and requires retention of the Common Stock for all or a portion of the director's tenure as a director. There were no grants of shares pursuant to the Director Restricted Shares Program during 2003.

Executive Compensation

        Summary of Cash and Certain Other Compensation.    The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of any person who served as the Company's Chief Executive Officer during the last fiscal year and each of the four (4) other most highly compensated executive officers of the Company or the Bank (given such executive officer of the Bank performed a policy making function for the Company) (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 2003 (the "Named Executive Officers") for each of the fiscal years ended December 31, 2003, 2002 and 2001:

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation		Awards
Payouts
				Restricted Stock Award ($)	Securities Underlying Options/SARs (#)*
Name and Principal Position	Year	Salary ($)	Bonus ($)			LTIP** Payout ($)	All Other Compensation ($)
Clint Arnoldus Chairman, President and Chief Executive Officer	2003 2002 2001	469,203 452,972 N/A	— 505,218 N/A	— — N/A	49,605 40,000 N/A	— — N/A	61,448 503,239 N/A	(1) (2)
Neal K. Kanda Vice President and Treasurer	2003 2002 2001	219,300 210,002 195,170	— 126,073 74,458	— — —	15,457 16,338 —	— — —	42,890 45,943 35,707	(3) (4) (5)
Alwyn S. Chikamoto, Executive Vice President and Chief Credit Officer of the Bank	2003 2002 2001	183,600 165,673 132,667	— 72,000 38,250	— — —	12,941 11,192 —	— — —	42.501 45,773 35,268	(6) (7) (8)
Blenn A. Fujimoto, Executive Vice President and Chief Financial Services Officer of the Bank	2003 2002 2001	183,600 157,670 112,172	— 110,000 31,763	— — —	12,941 6,924 —	— — —	39,940 41,160 22,325	(9) (10) (11)
Craig H. Hashimoto, Executive Vice President, Human Resources and Organizational Development of Bank	2003 2002 2001	149,430 123,847 50,840	— 95,000 15,334	— — —	10,532 3,120 —	— — —	42,292 26,933 11,900	(12) (13) (14)
Denis K. Isono, Executive Vice President and Chief Operations Officer of the Bank	2003 2002 2001	178,500 116,002 N/A	— 100,000 N/A	— — N/A	8,388 — N/A	— — N/A	29,917 31,899 N/A	(15) (16)

*
SAR stands for "Stock Appreciation Rights" and refers to SARs payable in cash or stock, including SARs payable in cash or stock at the election of the Company or Named Executive Officer.

**
LTIP stands for "Long-Term Incentive Plan" and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company's stock price, or any other measure, but excluding restricted stock, stock option and SAR Plans.

(1)
Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Arnoldus of $23,198 and $8,000, respectively, a $12,000 automobile allowance, and $15,556 related to residential security system expenses.

(2)
Includes $260,000 representing a sign-on bonus, $210,905 representing payments for relocation expenses, including $88,448 related to the sale of Mr. Arnoldus' former residence and purchase of new residence, $18,304 related to temporary housing expenses, $17,968 related to residential security system expenses and $95,076 related to "gross-up" payments for additional personal income tax obligations resulting from the relocation expense reimbursement, and a $11,877 automobile allowance.

(3)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $23,198 and $8,000, respectively, and a $8,400 automobile allowance.

(4)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Kanda of $13,234, $13,406 and $8,000, respectively, and a $8,400 automobile allowance.

(5)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Kanda of $8,923, $8,816 and $6,800, respectively, and a $8,400 automobile allowance.

(6)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Chikamoto of $23,198 and $8,000, respectively, and a $8,400 automobile allowance.

(7)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Chikamoto of $13,234, $13,406 and $8,000, respectively, and a $8,400 automobile allowance.

(8)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Chikamoto of $8,818, $8,712 and $6,720, respectively, and a $8,400 automobile allowance.

(9)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Fujimoto of $23,198 and $8,000, respectively, and an automobile allowance of $8,400.

(10)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Fujimoto of $12,741, $13,100 and $7,577, respectively, and an automobile allowance of $7,000.

(11)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Fujimoto of $5,478, $6,834 and $5,271, respectively, and an automobile allowance of $4,200.

(12)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Hashimoto of $23,198 and $8,000, respectively, and an automobile allowance of $8,400.

(13)
Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's 401(k) Plan for the account of Mr. Hashimoto of $6,570, $6,755 and $3,907, respectively, and an automobile allowance of $7,000.

(14)
Includes an sign-on bonus of $6,060 and an automobile allowance of $4,311.

(15)
Includes contributions to the Bank's CODA/Profit Sharing Plan and the Bank's 401(k) Plan for the account of Mr. Isono of $12,549 and $6,268, respectively, and an automobile allowance of $8,400.

(16)
Includes a sign-on bonus of $25,000 and an automobile allowance of $5,600.

        Option Grants.    Messrs. Arnoldus, Kanda, Chikamoto, Fujimoto, Hashimoto and Isono were granted stock options of 49,605, 15,457, 12,941, 12,941, 10,532 and 8,388, respectively, during 2003 at the exercise price of $27.82 per share.

        The following table provides information with respect to the Named Executive Officers concerning the granting of options during the fiscal year ended December 31, 2003. The Company has no compensation plans pursuant to which stock appreciation rights may be granted.

OPTION GRANTS DURING FISCAL YEAR 2003

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Shares Underlying Options Granted
Name			Percentage of Total Options Granted to Employees in 2003	Exercise Price Per Share	Option Expiration Date
						5%	10%
ARNOLDUS, Clint	49,605	(1)	21.1%	$27.82	1/1/13	$867,882	$2,199,382
KANDA, Neal K.	15,457	(1)	6.6%	27.82	1/1/13	270,433	685,331
CHIKAMOTO, Alwyn S.	12,941	(1)	5.5%	27.82	1/1/13	226,414	573,777
FUJIMOTO, Blenn A.	12,941	(1)	5.5%	27.82	1/1/13	226,414	573,777
HASHIMOTO, Craig H.	10,532	(1)	4.5%	27.82	1/1/13	184,266	466,967
ISONO, Denis K.	8,388	(1)	3.6%	27.82	1/1/13	146,755	371,906

(1)
The options granted to Messrs. Arnoldus, Kanda, Chikamoto, Fujimoto, Hashimoto and Isono are subject to a vesting schedule pursuant to which 20% shall vest annually on the anniversary of the grant date. The grant date was January 1, 2003; therefore, 20% of the options became vested as of January 1, 2004.

(2)
The potential realizable value of each grant of options included in the table represents the potential value assuming that the market price of the underlying shares appreciates in value from the date of grant to the end of the option term at an annualized rate of 5% or 10%. Actual gains, if any, on stock option exercises will depend upon the actual future market price of the Company's stock.

        Option Exercises and Holdings.    The following table provides information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 31, 2003 and unexercised options held by the Named Executive Officers as of December 31, 2003:

AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2003
AND 2003 FISCAL YEAR-END OPTION VALUES

			Number of Unexercised Options at 12/31/03		Value of Unexercised In- the-Money Options* at 12/31/03
Name	Shares Acquired on Exercise (#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
ARNOLDUS, Clint	—	—	40,000	49,605	$597,800	$110,123
KANDA, Neal K.	—	—	3,274	28,521	43,217	206,759
CHIKAMOTO, Alywn S.	—	—	2,240	21,893	29,568	146,895
FUJIMOTO, Blenn A.	—	—	15,308	27,757	254,474	259,239
HASHIMOTO, Craig H.	—	—	624	13,028	8,237	56,328
ISONO, Denis K.	—	—	—	8,388	—	18,621

*
The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 2003 ($30.04 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

        Defined Benefit Pension Plan.    The Bank has a Defined Benefit Pension Plan that was curtailed effective December 31, 2002. To be eligible, an executive must have been hired prior to December 2, 2001. Accordingly, Messrs. Arnoldus, Isono and Hashimoto are not eligible to received benefits pursuant to the Defined Benefit Pension Plan.

        The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

PENSION PLAN TABLE

	Years of Service
Annualized Final Average Compensation
	15 Years	20 Years	25 Years	30 Years	35 Years
$50,000	$5,625	$7,500	$9,375	$11,250	$13,125
100,000	11,250	15,000	18,750	22,500	26,250
150,000	16,875	22,500	28,125	33,750	39,375
200,000	22,500	30,000	37,500	45,000	52,500
250,000	28,125	37,500	46,875	56,250	65,625
300,000	33,750	45,000	56,250	67,500	78,750
350,000	39,375	52,500	65,625	78,750	91,875
400,000	45,000	60,000	75,000	90,000	105,000
450,000	50,625	67,500	84,375	101,250	118,125
500,000	56,250	75,000	93,750	112,500	131,250

        Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in the final 60-consecutive month period of service. The credited years of service as of December 31, 2003 for Messrs. Kanda, Chikamoto and Fujimoto are 13, 25 and 2, respectively.

        The Company also has a non-qualified, unfunded Supplemental Executive Retirement Plan ("SERP") for executive officers. To be eligible, an executive must have had benefits under the Defined Benefit Pension Plan that are limited by certain laws or regulations governing such plan and its benefits. The SERP provides the difference between an unrestricted benefit and the restricted benefit allowed under the Defined Benefit Pension Plan. The SERP was closed to new participation effective December 31, 2002 in conjunction with the curtailment of the Defined Benefit Pension Plan. Mr. Kanda is the only remaining executive officer entitled to benefits pursuant to the SERP.

Employment Arrangements

        Effective January 1, 2003, the Bank entered into a separate Executive Employment Agreement with each of (a) Clint Arnoldus, Chairman, President and Chief Executive Officer of the Company and the Bank, (b) Neal K. Kanda, Executive Vice President and Chief Financial Officer of the Bank, (c) Denis K. Isono, Executive Vice President and Chief Operations Officer of the Bank, (d) Blenn A. Fujimoto, Executive Vice President and Chief Financial Services Officer of the Bank, (e) Alwyn S. Chikamoto, Executive Vice President and Chief Credit Officer of the Bank and (f) Craig H. Hashimoto, Executive Vice President, Human Resources and Organizational Development of the Bank. The terms of each of the Executive Employment Agreements are the same; therefore for purposes of describing the terms of these agreements, each of Messrs. Arnoldus, Kanda, Isono, Fujimoto, Chikamoto and Hashimoto are referred to below as the "Executive."

        The term of each Executive Employment Agreement is at the will of the Bank and is subject to termination, in accordance with the terms of the agreement, by (a) the Bank for cause and without cause (b) the Executive and (c) upon termination of employment as a result of a change in control of the Bank. Under the terms of the Executive Employment Agreement, the Executive shall continue to have the same compensation and the same benefits as paid to him as of the date of the agreement (which may be changed from time to time at the discretion of the Bank). The Executive agrees to regard and preserve as confidential certain non-public, confidential, privileged and/or other propriety information of the Bank. In addition, the Executive agrees to certain non-competition agreements during his employment with the Bank and for a period of twenty-four (24) months after the termination of the Executive Employment Agreement or the termination of his employment with the Bank, whichever is later.

        If the Executive Employment Agreement is terminated for cause by the Bank, without cause by the Bank or by the Executive, then the Executive shall be entitled to the Executive's base salary and accumulated and unused vacation time earned by the Executive and computed pro rata up to and including the date of termination, and the Bank shall have no further obligation to the Executive. If the Executive's employment is terminated as a result of and within twelve (12) months of a "Change in Control," the Executive shall be entitled to the immediate vesting of nonvested stock options granted and accumulated up to the date of termination and a severance payment in the amount equal to three (3) times the Executive's annual base salary and annual cash bonus. A "Change in Control" is defined as the occurrence of any of the following events: (i) a merger where the Bank and or the Company is not the surviving corporation; (ii) the transfer of all or substantially all of the assets of the Bank to another corporation; (iii) the acquisition by any person, group of related or affiliated persons (excluding, however, affiliates of the Bank) or group of persons acting in concert in one or more transactions of equity securities of the Bank and/or the Company of fifty percent (50%) or more of the outstanding voting power of the Bank and/or the Company after such transaction or transactions.

Report of the Compensation Committee

        Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 2003 applicable to the Company's executives, including the Named Executive Officers.

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this Report of the Compensation Committee by reference.

Report of the Compensation Committee on Executive Compensation

        The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industries. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while motivating employees to perform to their fullest abilities to increase profitability and maximize shareholder value.

Salary Compensation

        The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industries based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industries, including national banking organizations. The relative asset size and profitability levels of these institutions are also considered. On April 8, 2003, and May 14, 2003, the Company's Board approved the compensation for all executive officers for the ensuing year, effective May 1, 2003.

        The Company's Chief Executive Officer, Clint Arnoldus, was hired in January 2002 as President and Chief Operating Officer and named to the current position in April 2002. In determining Mr. Arnoldus' compensation, the Compensation Committee considered depth and length of experience in the industry and his performance record in positions with previous banking organizations as chairman, president and chief executive officer. Other considerations included management philosophy, vision and other factors that were determined to be keys to the Company's future success.

Incentive Compensation

        During 2003, the Bank had two programs whereby compensation for the Named Executive Officers was directly linked to the Company's performance: the Profit Sharing Plan and the Annual Incentive Plan.

        Profit Sharing Plan.    The Bank has a Profit Sharing Plan (the "Profit Sharing Plan") pursuant to which the Bank makes annual profit-sharing contributions (the "Profit Sharing Contribution") to the Retirement Savings Plan as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Profit Sharing Plan.

        Employees with not less than one year of service with the Bank are eligible to participate in the Profit Sharing Plan. The Profit Sharing Contribution is allocated among participating employees, including the Named Executive Officers, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of twenty percent (20%) per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

        In 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive up to one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Retirement Savings Plan. Elections not made would be deferred into that employee's Retirement Savings Plan account.

        The Bank's Board of Directors makes its determination of the amount of the Profit Sharing Contribution based upon management's recommendation at the end of the fiscal year. For 2003, the Profit Sharing Contribution equaled five percent (5%) of the pre-tax income of the Bank (excluding the effect of the Profit Sharing Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. In 2003, the Bank's Profit Sharing Contribution was $2,130,000, which equaled 11.2% of total compensation paid to all participating employees for the year.

        Annual Incentive Plan.    The Annual Incentive Plan was adopted by the Bank's Board of Directors for the 2003 fiscal year. Executive and division managers, including each of the Named Executive Officers, were eligible to participate in the Annual Incentive Plan. In addition, a participant must have received a performance appraisal rating of "meets expectation" or above during the calendar year to be considered eligible for an award.

        Subject to approval by the Bank's Board of Directors, participants were eligible to receive a cash bonus under the Annual Incentive Plan based upon a combination of Company and individual performance criteria. The Company performance criteria was based on a number of financial measures including the Company's return on equity, efficiency ratio and growth in earnings per share. Although improvements in efficiency ratio and earnings per share were achieved in 2003, the Company's performance did not meet the required thresholds, and accordingly, no cash bonuses were paid to the Named Executive Officers.

Stock-Based Compensation

        The Company also believes that stock ownership by employees, including the Named Executive Officers, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, the Company adopted the 1997 Stock Option Plan.

        1997 Stock Option Plan.    The 1997 Stock Option Plan was adopted in 1997 to replace the 1986 Stock Option Plan, which expired on November 7, 1996. The 1997 Stock Option Plan was amended on April 24, 2001, to provide for the grant of Common Stock to non-employee directors of the Company and its subsidiaries, and to require retention of the Common Stock for all or a portion of the director's tenure as a director. The 1997 Stock Option Plan is administered by the Compensation Committee. The 1997 Stock Option Plan provides for stock options to be granted to key employees, generally at a level of vice president and above, including the Named Executive Officers, and to non-employee directors of the Company and the Bank.

        The granting of stock options for fiscal year 2003 was conditioned upon the attainment of financial performance objectives consistent with the Annual Incentive Plan. Since those performance thresholds were not met, there were no grants of stock options for 2003. The stock option grants reflected in the "Options Grants During Fiscal Year 2003" table represent stock options granted in 2003 based on 2002 financial performance.

Other Compensation

        The Named Executive Officers participate in the Company's broad-based employee benefit plans, such as the 401(k) Savings Plan and medical, dental, supplemental disability and term life insurance programs.

        Certain Company executives are eligible to participate in the Bank's Defined Benefit Pension Plan (the "Pension Plan"), SERP and the Split Dollar Life Insurance Plan (the "Insurance Plan"). The Pension Plan is a qualified defined benefit plan that provides for monthly annuity payments upon retirement. Benefits are based upon the employee's years of service and highest average annualized compensation in a sixty (60) consecutive month period of employment. The SERP was adopted by the Board of Directors effective January 1, 1995 as a means of supplementing the benefits provided under the Pension Plan in light of imposed salary limitations. See "ELECTION OF DIRECTORS—Compensation of Directors and Executive Officers—Executive Compensation—Defined Benefit Pension Plan." Under the Insurance Plan, the Bank provides life insurance coverage for certain senior officers. The Insurance Plan agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement. Of the Named Executive Officers, Messrs. Chikamoto, Fujimoto and Kanda participate in the Pension Plan, Mr. Kanda is eligible to receive benefits pursuant to the SERP, and Messrs. Chikamoto and Kanda participate in the Insurance Plan.

        Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

CLAYTON K. HONBO, M.D., CHAIR RICHARD J. BLANGIARDI B. JEANNIE HEDBERG

Compensation Committee Interlocks and Insider Participation

        Some of the directors and executive officers of the Company and the Bank and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2003, and the Bank expects to conduct similar banking transactions in the future. All such loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and in the opinion of management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Russell 2000 index and (ii) the cumulative total return of all publicly-traded U.S. banks with assets of $1-$5 billion as quoted by SNL Financial over the period from December 31, 1998 through December 31, 2003. The graph assumes an initial investment of $100 at the end of 1998 and reinvestment of dividends during the ensuing five-year period. The graph is not necessarily indicative of future price performance.

        The following Performance Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this Performance Graph by reference.

Comparison of Five Year Cumulative Total Return
Among Russell 2000 Index Companies, Publicly-Traded U.S. Banks with Total Assets of $1-$5 Billion and Central Pacific Financial Corp.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS

PROPOSAL 1:

ELECTION OF DIRECTORS

        The Board of Directors recommends the election of the three (3) nominees listed below as directors, to serve a three-year term expiring at the 2007 Annual Meeting of Shareholders and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Clint Arnoldus
Christine H. H. Camp Friedman
Dennis I. Hirota

        For more information regarding the background of each of the nominees for director, see the tables on pages 4-5 under the section titled "Election of Directors". The person named as "Proxy" in the enclosed form of proxy statement will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Annual Meeting of Shareholders any of the nominees named above should be unable to serve, which event is not expected to occur, the discretionary authority provided in the proxy statement will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

        The three (3) nominees who receive the most votes cast by holders of Common Stock will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL 3 NOMINEES.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board has appointed KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. KPMG LLP audited the Company's financial statements for the fiscal year ended December 31, 2003, and has audited the Company's financial statements since the Company's inception in 1982. Representatives of KPMG LLP are expected to attend the Meeting. The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement, if they desire to do so.

Independent Auditors

Fees

        The following table sets forth the aggregate fees the Company has incurred for audit and non-audit services provided by KPMG LLP who acted as independent auditors for the fiscal year ending 2003 and performed the Company's audit services in fiscal year 2003. The table lists audit fees, audit-related fees, tax fees, and all other fees.

        Audit Fees.    The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees the Company incurred for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2003, reviews of the financial statements included in the Company's Quarterly Reports on Forms 10-Q for fiscal year 2003, review of financial statements included in the Company's Registration Statement on Form S-4 and amendments thereto filed in fiscal year 2003, and regulatory and statutory engagements related to the aforementioned statements.

        Audit-Related Fees.    Audit-related fees include fees for assurance and related services that are related to the performance of the audit of the financial statements, but are not reported under audit fees. These services include audits of the Company's retirement plans and common area maintenance audits for office buildings owned by the Company.

        Tax Fees.    Tax fees include only fees the Company incurred for professional services rendered for preparation of the Company's tax return, tax filings, and tax consulting.

        All Other Fees.    All other fees include the aggregate fees billed for services rendered by KPMG LLP other than those services covered above. All other fees consist principally of fees for services relating to the compilation of the Company's existing loan policies into a loan manual.

	Year Ended December 31, 2003		Year Ended December 31, 2002
	Amount	Percent Approved by Audit Committee	Amount	Percent Approved by Audit Committee
Audit Fees	$405,600	100%	$194,600	100%
Audit-Related Fees	63,600	100%	65,300	—
Tax Fees	67,200	55%	55,500	40%
All Other Fees	21,450	100%	none	n/a

        The Audit Committee of the Board established a policy in 2003 to pre-approve all services provided by KPMG LLP. Each service to be provided by KPMG LLP is presented for pre-approval at the Audit Committee's regular meeting or presented to the Chair of the Audit Committee for pre-approval under delegated authority and presented to the Audit Committee at their next regular meeting. All engagements with KPMG LLP that commenced during 2003 were pre-approved in accordance with the pre-approval policy. The Tax Fees that were not pre-approved related to engagements commended prior to inception of the pre-approval policy.

        The Audit Committee did consider whether the provision of audit-related services, tax services, and all other services is compatible with maintaining the independence of KPMG LLP.

        The Board has submitted its appointment of KPMG LLP for ratification by the Company's shareholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSALS OF SHAREHOLDERS

        The 2005 Annual Meeting of Shareholders will be held on or about April 26, 2005. Proposals of shareholders intended to be presented at the 2005 Annual Meeting must be received by the Company's Secretary, Post Office Box 3590, Honolulu, Hawaii 96811, no later than January 27, 2005.

        In addition, in the event a shareholder proposal is not submitted to the Company by January 27, 2005, the proxy to be solicited by the Board for the 2005 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2005 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

OTHER BUSINESS

        The Board knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board.

WHERE YOU CAN FIND MORE INFORMATION

        The Company's Common Stock is traded on the New York Stock Exchange under the symbol "CPF." The Company files annual, quarterly and current reports with the SEC. You may read and copy such reports, statements and other information that is in the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1.800.SEC.0330 for further information about their public reference rooms. Our Company's public filings are also available from commercial document retrieval services and via the SEC's Internet website, at http://www.sec.gov.

        The SEC allows the Company to "incorporate by reference" information into this Proxy Statement. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the Annual Report on Form 10-K for fiscal year ended December 31, 2003 filed with the SEC and mailed in conjunction with this Proxy Statement. The Annual Report contains important information about the Company and its finances.

        SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 BY WRITING TO THE COMPANY'S SECRETARY, CENTRAL PACIFIC FINANCIAL CORP., POST OFFICE BOX 3590, HONOLULU, HAWAII 96811.

Dated: March 30, 2004	CENTRAL PACIFIC FINANCIAL CORP.

CLINT ARNOLDUS Chairman of the Board, President and Chief Executive Officer

CENTRAL PACIFIC FINANCIAL CORP.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

(adopted by the Board of Directors on January 28, 2004)

I.    DEFINITIONS OF TERMS USED HEREIN

        The following terms used in this Charter have the following meanings:

  A.
  "Applicable laws" means and includes all laws, rules, regulations and requirements applicable or relating to a particular matter, and includes, without limitation, the Sarbanes-Oxley Act of 2002, the NYSE Listing Standards, the Securities Exchange Act of 1934, the FDIC Rules and Regulations (including, without limitation, Part 363), the Federal Deposit Insurance Corporation Improvement Act of 1991, and the Interagency Policy Statement on the Internal Audit Function and Its Outsourcing (FDIC FIL-21-2003, dated March 17, 2003).

  B.
  "Bank" means Central Pacific Bank.

  C.
  "Board" means the Board of Directors of the Company.

  D.
  "Charter" means this Audit Committee Charter of the Company.

  E.
  "Committee" means the Audit Committee of the Company.

  F.
  "Company" means Central Pacific Financial Corp.

  G.
  "Exchange Act" means the Securities Exchange Act of 1934.

  H.
  "FDIC" means the Federal Deposit Insurance Corporation.

  I.
  "GAAP" means generally accepted accounting principles.

  J.
  "NYSE" means the New York Stock Exchange.

  K.
  "Outsourcing" means the engagement of third parties to provide services to and/or perform work for the Company which has traditionally been accomplished within the Company.

  L.
  "SEC" means the Securities and Exchange Commission.

II.    PURPOSE

        The Committee's primary purpose is to assist the Board in overseeing various accounting, auditing, internal control and legal matters of the Company. Accordingly, in fulfillment of this purpose, the Committee's primary objectives are to:

  A.
  Monitor the integrity of the financial statements and accounting, of the internal audits, of the internal controls, and of the handling of legal matters, of the Company and its subsidiaries.

  B.
  Appoint (subject to shareholder approval, if applicable), determine the qualifications, independence and compensation of, oversee the work of, and evaluate the performance of, the Company's independent and internal auditors that audit the Company and any of its subsidiaries.

  C.
  Monitor the compliance by the Company with legal and regulatory requirements, to include without limitation, the Company's Code of Conduct & Ethics for all employees, officers and directors, and the Company's Code of Conduct & Ethics for Senior Financial Officers.

  D.
  Coordinate and facilitate communication among the auditors, Company management and the Board respecting accounting, auditing, internal control and legal matters.

  E.
  Perform such other duties and responsibilities as may be requested by the Board or required by law to be performed by the Committee as the audit committee for the Company.

  F.
  Take all such related and other actions as the Committee deems reasonably necessary in order to fulfill its duties and responsibilities under this Charter.

III.    AUTHORITY

        The Committee is established pursuant to Article V of the Amended Bylaws of the Company.

        In order to carry out its purpose, objectives and responsibilities under this Charter, the Committee shall have the following authority:

  A.
  To take all necessary or appropriate actions in order to fulfill its responsibilities under this Charter.

  B.
  To appoint (subject to shareholder approval, if applicable), terminate, determine the qualifications, independence and compensation of, oversee the work of, and evaluate the performance of, the Company's independent and internal auditors that audit the Company and any of its subsidiaries. The Committee shall have the sole authority (subject only to any applicable shareholder approval), with respect to the matters set forth in the preceding sentence. The Committee shall also have the authority to outsource the internal audit function.

  C.
  To communicate directly with and have direct access to the Company's independent and internal auditors that audit the Company and any of its subsidiaries.

  D.
  To determine the level of funding appropriate for payment of compensation to the auditors (independent and internal) for issuing audit reports and rendering other audit services and to any advisors employed by the Committee. The Committee shall have sole authority to approve all audit engagement fees.

  E.
  To request that any officer or employee of the Company or the Company's auditors (independent and internal) or outside attorneys to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

  F.
  To the extent it deems necessary or appropriate, to ask the Company to provide the Committee with resources to assist it in carrying out its duties.

  G.
  To the extent it deems necessary or appropriate, to form and delegate authority to subcommittees consisting of one or more committee members, including the authority to grant pre-approvals of audit and non-audit services, provided that the decision of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

  H.
  To conduct any investigation that it deems necessary or appropriate pursuant to its fulfillment of its responsibilities under this Charter.

  I.
  To the extent it deems necessary or appropriate, to retain independent legal, accounting or other consultants or advisors.

  J.
  To perform such other duties and responsibilities as may be requested by the Board or required by law to be performed by the Committee as the audit committee for the Company.

IV.    MEMBERSHIP

  A.
  Appointment.    The members of the Committee are appointed annually by the Board and serve until their successors are duly elected and qualified.

  B.
  Number.    The Board determines the number of members in the Committee from time to time, but the number shall not be less than the minimum number prescribed by the Company's Bylaws, or by any applicable laws, rules, regulations or requirements. The Board has presently determined that there be a minimum of three directors of the Committee

  C.
  Independence.    Committee members must be non-employee directors, be independent and free from any relationship that would interfere with the exercise of their independent judgment, and fully satisfy any and all other independence requirements as prescribed by all applicable laws.

  D.
  Financial Experience.    All members of the Committee shall have sufficient business, financial and/or accounting background and experience in order to fully satisfy any and all financial and accounting experience requirements which are prescribed by all applicable laws.

  E.
  Audit Committee Financial Expert.    At least one member of the Committee shall have sufficient business, financial and/or accounting background and experience in order to fully qualify such person as an "audit committee financial expert", as defined by any applicable laws.

  F.
  Committee Chair.    The Board will appoint one of the members of the Committee to serve as Committee Chair. The Committee Chair will have authority to act on behalf of the Committee between meetings.

  G.
  Other Membership Requirements.    The members of the Committee and its Chair, shall satisfy all other applicable laws pertaining to the qualifications of any member or Chair of the Committee, or to the composition of the Committee.

V.    MEETINGS

  A.
  Chair.    The Chair of the Committee shall preside over the Committee meetings. In the absence of the Chair, the Chair will delegate another Committee member to preside over the meeting. In the event the Chair is absent and has not delegated another Committee member to preside over the meeting, the Committee members present at any such Committee meeting shall decide among themselves which member shall preside over that meeting.

  B.
  Frequency.    The Committee shall meet at least four times annually, and may meet more frequently as it deems necessary or appropriate.

  C.
  Agenda.    The Chair shall be responsible for preparing or having prepared an agenda for each Committee meeting.

  D.
  Attendance by Others.    The Chair shall coordinate the attendance at the meeting by management, auditors (independent and internal), and all others whom the Committee seeks to meet with.

  E.
  Private Sessions.    The Committee will, on a periodic basis, meet separately with the independent auditors, the internal auditors, and management, to discuss any matters which the Committee or these other groups want to discuss privately.

  F.
  Minutes.    The Chair shall ensure that minutes of every Committee meeting are taken, recorded and kept, and also that all documentation submitted before the Committee is maintained with the minutes.

  G.
  Joint Sessions.    The Committee may meet simultaneously as a committee of the Company and of the Bank, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other or to consider transactions between the two entities or other matters where the Company and the Bank may have different interests. The Committee should consult with internal or outside counsel if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Company and those of the Bank or the Company's other subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company's policies regarding Sections 23A and 23B of the Federal Reserve Act and related Regulation W.

VI.    RESPONSIBILITIES

        In fulfilling its primary purpose and objectives, the Committee shall have the following responsibilities:

  A.
  Charter Review.    The Committee will review and reassess the adequacy of this Charter annually, and thereafter recommend this Charter, and any proposed changes to this Charter, to the Board for annual approval. The Committee shall ensure this Charter is published and otherwise made publicly available in accordance with all applicable laws.

  B.
  Financial Reporting.    The Committee will accomplish the following with respect monitoring the Company's financial reporting.

  1.
  Review and discuss with management and the independent auditors the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements. This review should include a discussion of all applicable items set forth in this subsection B.

  2.
  Review and discuss with management and the independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K. This review should include a discussion of all applicable items set forth in this subsection B.

  3.
  Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the appropriateness of the Company's accounting principles, any significant changes in the Company's selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and the use thereof, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Corporation's financial statements.

  4.
  Discuss with management, either specifically or by discussion of the types of information to be disclosed and the types of presentation to be made, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information and any earnings guidance, as well as financial information provided to analysts and rating agencies.

  5.
  Discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

    6.
    Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

    7.
    Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

    8.
    Discuss with the Company's independent auditors, internal auditors, and management any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting or other related matters and their proposals for rectifying such weaknesses or deficiencies.

    9.
    Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting or related matters.

    10.
    Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Company.

    11.
    Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting or other related matters for non-bank subsidiaries.

    12.
    Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

  C.
  Internal Controls.    The Committee will accomplish the following with respect monitoring the Company's internal controls.

  1.
  Discuss with the Company's independent auditors, internal auditors, and management their assessments of the adequacy of the Company's internal controls.

  2.
  Discuss with the Corporation's independent auditors, internal auditors, and management any weaknesses or deficiencies that any of the foregoing have identified relating to internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies.

  3.
  Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in internal controls or related matters.

  4.
  Receive periodic reports from independent and internal auditors and appropriate officers of the Company on internal controls or other related matters for non-bank subsidiaries.

  D.
  Independent and Internal Auditors and Audits.    The Committee will accomplish the following with respect to the independent and internal auditors and audits of the Company or any of its subsidiaries.

  1.
  Appoint (subject to shareholder approval, if applicable), compensate, and oversee the work of the independent and internal auditors (including resolution of disagreements between management and the auditors) for the purpose of preparing or issuing an audit report or related work. The Committee is directly responsible for appointing, compensating and overseeing the work of the auditors and the auditors are directly accountable to and shall report directly to the Committee.

    2.
    In selecting an auditor, the Committee shall ensure that sufficient due diligence is performed, to include, without limitation, reviewing the auditor's and its staffs' experience, expertise, qualifications and available resources.

    3.
    The Committee shall ensure that all auditor engagements are in writing and cover all pertinent areas of the engagement, to include, without limitation: the expectations and responsibilities of both parties; the scope and frequency of the work; fees; type and frequency of reporting to senior management and the Board; the handling of amendments, defaults and termination of the engagement; possession, ownership, accessibility, location, and retention regarding reports and work-papers; submission to regulatory review; dispute resolution process and allocation of liability; and, separation of auditor from management/employee functions.

    4.
    Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the independent audit and the audit partner responsible for reviewing the independent audit at least once every five years and consider whether, in order to assure the continuing auditor independence, it is appropriate to rotate the auditing firm itself on a regular basis.

    5.
    Review and monitor the independence, qualifications and performance of the independent and internal auditors by, among other things:

    a.
    Obtaining and reviewing a report from the auditors at least annually regarding (i) the auditors' internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more audits carried out by the firm, (iii) any steps taken to deal with any such issues, (iv) all relationships between the auditors and the Company, and (v) all significant relationships that could impair the auditors' independence;

    b.
    Evaluating the independence, qualifications and performance of the auditors, including considering (i) whether the auditors' quality controls are adequate, (ii) whether any disclosed relationships or services may impair the objectivity and independence of the auditors, (iii) whether the experience, qualifications and independence of the senior members of the independent and internal audit teams are acceptable, and (iv) whether, for the independent auditor, the provision of any non-audit services is compatible with maintaining the independent auditors' independence, taking into account the opinions of management and the internal auditors; and

    c.
    Taking appropriate action to ensure the continued independence of the independent and internal auditors.

    6.
    Review and discuss with the independent and internal auditors, and approve, their respective annual audit plans, budgets, staffing, reports and responsibilities, and the scope, approach and results of their audits, and any reliance upon management and others.

    7.
    Ensure that the internal auditors accomplish the following items.

    a.
    Develop and execute a comprehensive internal audit plan. This plan must be presented to the Committee for approval. In addition, any deviations from the plan shall be reported to and receive the approval from the Committee.

      b.
      Examine the effectiveness of all levels of management in their stewardship of Company resources and in their compliance with established policies and procedures, and with all applicable laws.

      c.
      When necessary, recommend improvement of management controls designed to safeguard Company resources, ensure accurate reporting, and ensure compliance with all applicable laws.

      d.
      Review policies, procedures, records and other documentation for their adequacy to accomplish intended objectives.

      e.
      Provide reports to the Committee on the results of internal audits, and meet with the Committee regarding such reports and management's responses thereto.

      f.
      Appraise the adequacy of actions taken by management to correct reported deficiencies, accept adequate corrective action, reject inadequate corrective action, and continue reviews on inadequate corrective action until adequate corrective action or some other alternate acceptable action is taken or the matter is otherwise satisfactorily resolved.

      g.
      Conduct special examinations at the request of management, the Committee or the Board.

      h.
      Provide advice and opinions at the request of management regarding management controls, provided, however, that the internal auditors shall not participate in any decision-making process or in the implementation of any management decision.

      Internal auditors shall not have any authority to approve transactions of any nature, nor may internal auditors administer or supervise any Company function or operation.

    8.
    Pre-approve all auditing services and permitted non-audit services to be performed for the Company or any of its subsidiaries by the independent auditors, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by any applicable laws. The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. The Committee may delegate to one or more of its members the authority to grant pre-approvals of such permitted non-audit services, provided that any such pre-approvals granted pursuant to this delegated authority shall be reported to the Committee at its next regular meeting. Formal pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes not more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the independent auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed as promptly as practicable in the Company's quarterly or annual reports required by Section 13(a) of the Exchange Act. In carrying out its responsibilities under the preceding paragraph, if the Committee approves an audit service within the scope of engagement of the independent auditors, such audit service shall be deemed to have been preapproved for purposes of this paragraph.

    9.
    Preapprove all services to be performed for the Company or any of its subsidiaries by the internal auditors.

    10.
    Ensure that the independent and internal auditors have access to all necessary Company resources and personnel.

    11.
    Instruct the independent and internal auditors to communicate directly to the Committee, any disputes with management, or any problems or difficulties encountered in connection with any audit.

    12.
    Obtain from the independent and internal auditors any reports required to be furnished to the Committee under all applicable laws.

    13.
    Review all reports prepared by the independent and internal auditors for or on behalf of the Company and/or management, and any management responses thereto.

    14.
    Discuss with the national office of the independent or internal auditors any significant matters of audit quality and consistency.

    15.
    Determine and approve the fees and other compensation paid to the independent and internal auditors.

    16.
    Discharge and terminate the independent and/or internal auditors when circumstances warrant.

    17.
    In the event of any sudden termination of auditor services, have a contingency plan to obtain replacement auditor services, and to in the interim, monitor high risk areas.

    18.
    Review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Section 363.2(a) and (b) and Sections 363.3(a) and (b), respectively.

  E.
  Compliance Oversight.    The Committee will conduct the following oversight activities.

  1.
  Receive, investigate and otherwise handle complaints of an accounting, auditing or internal control nature, pursuant to the Company's Complaint Policy, and in accordance with all applicable laws. On at least an annual basis, review and recommend to the Board approval of, the Complaint Policy and any changes thereto.

  2.
  Determine conflicts of interest pursuant to the Company's Code of Conduct & Ethics, and Code of Conduct & Ethics for Senior Financial Officers, and in accordance with all applicable laws. On at least an annual basis, review and recommend to the Board approval of, the Code of Conduct & Ethics, and Code of Conduct & Ethics for Senior Financial Officers and any changes thereto.

  3.
  Discuss with management and the independent and internal auditors the status and adequacy of the Company's management information systems, including the significant risks and major controls over such risks.

  4.
  Review and evaluate all related party transactions that are material to the financial statements.

  5.
  Discuss with management and the external and internal auditors the Company's processes regarding compliance with applicable laws, and when appropriate request and receive reports from management concerning such compliance.

    6.
    Discuss with management and the independent and internal auditors any correspondence, complaints, inquiries, investigations or reports, from regulators, governmental agencies, or others, which raise material issues regarding the Company's financial statements or accounting policies or compliance with the Company's Code of Conduct & Ethics, or Code of Conduct & Ethics for Senior Financial Officers, or compliance with any other applicable laws.

    7.
    Discuss with the Company's General Counsel legal matters that may have a significant adverse impact on the Company and/or the Company's financial statements.

    8.
    Discuss with the Company's Compliance Manager compliance matters that may have a significant adverse impact on the Company and/or the Company's compliance policies.

    9.
    Discuss with the Company's Chief Risk Officer policies and actions taken with respect to risk management and risk assessment. On at least an annual basis, review and recommend to the Board approval of, the Company's Enterprise Risk Management Policy and any changes thereto.

  F.
  General.    The Committee will also accomplish the following:

  1.
  Regularly report to the Board on the Committee's activities, and seek Board ratification (exclusive of inside directors) of Committee actions as and when required and/or permitted by all applicable laws.

  2.
  In addition to Committee minutes, maintain any other records of the Committee's activities.

  3.
  Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management as the Committee may deem appropriate for improving such materials.

  4.
  Annually review the performance of the Committee.

  5.
  Perform the duties required to be performed by the audit committee for any subsidiary of the Company that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

  6.
  Perform any other activities in fulfillment of and consistent with the responsibilities of the Committee under this Charter, and as the Board may deem necessary or appropriate.

VII.    HIRING OF EMPLOYEES OR FORMER EMPLOYEES OF INDEPENDENT AUDITOR.

        The Company shall not employ in any position involved in financial reporting matters (to include, but not be limited to, the Company's chief executive officer, chief financial officer, and controller), any person who, within the one-year period preceding the commencement of the audit of the Company's current year's financial statements, was employed by the Company's independent auditor and performed more than ten hours of work on the independent audit or any other audit, review or attestation engagement for the Company. The Company may employ such person at any time in a position that does not involve financial reporting matters.

VIII.    AMENDMENT.

        This Charter may only be amended by a majority of the Board. The Committee, may, however, in its best judgment and discretion, deviate from or alter, modify or change any of its responsibilities in this Charter if doing so would better serve the primary purpose and objectives of this Charter, provided such deviation is of a temporary nature, and provided further that the Chair informs the Board of such deviation and obtains Board approval of same.

IX.    LIMITATIONS.

  A.
  It should be noted that the Committee's job is one of oversight as set forth in this Charter. It is not the duty of the Committee to prepare the Company's financial statements, to conduct audits, or to determine that the Corporation's financial statements are complete and accurate and are in accordance with GAAP. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal control, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to assure the Company's compliance with all applicable laws.

  B.
  In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by the following persons and groups.

  1.
  One or more officers or employees of the Company whom the Committee members reasonably believe to be reliable and competent in the matters presented.

  2.
  Accountants, auditors, counsel or other persons as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person.

  3.
  Another committee of the Board as to matters within its designated authority which committee the Committee members reasonably believe to merit confidence.

CENTRAL PACIFIC FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 27, 2004
This Proxy is solicited on behalf of the Board of Directors

        The undersigned shareholders of Central Pacific Financial Corp. (the "Company") hereby nominate, constitute and appoint Messrs. Clint Arnoldus, Neal K. Kanda and Glenn K.C. Ching, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the "Annual Meeting") to be held in the Iao Needle and Akaka Falls Conference Rooms of the Sheraton Waikiki Hotel, 2255 Kalakaua Avenue, Honolulu, Hawaii, on Tuesday, April 27, 2004 at 6:00 p.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

        This proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any other nominee. This proxy will be voted "FOR" approval of the appointment of KPMG LLP as the Company's independent accountants, unless "AGAINST" or "ABSTAIN" is indicated. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

IMPORTANT: Continued and to be signed on the reverse side.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
CENTRAL PACIFIC FINANCIAL CORP.

April 27, 2004

-Please Detach and Mail in the Envelope Provided-

☒	Please mark your votes as in this example.

		FOR ALL NOMINEES (EXCEPT AS INDICATED TO THE CONTRARY)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED				FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. Class I. Terms will expire in 2007.	☐	☐	Nominees: Clint Arnoldus Christine H. H. Camp Friedman Dennis I. Hirota	2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG LLP as the Company's independent accountants for fiscal year ending December 31, 2004.	☐	☐	☐
							FOR	AGAINST	ABSTAIN
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)					3.	OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting.	☐	☐	☐

					The Board of Directors recommends a vote "FOR" the election of all nominees for director and "FOR" ratification of the appointment of KPMG LLP as the Company's independent accountants. If any other business is properly presented at such meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

Signature	Signature if held jointly	Date:	, 2004

NOTE:	Please date this proxy and sign above as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Partnership proxies should be signed by an authorized partner. Personal representatives, executors, administrators, trustees or guardians should give their full titles.

QuickLinks

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
ELECTION OF DIRECTORS
DIRECTORS' AND EXECUTIVE OFFICERS' INFORMATION
CORPORATE GOVERNANCE AND BOARD MATTERS
Report of the Audit Committee
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS DURING FISCAL YEAR 2003
AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2003 AND 2003 FISCAL YEAR-END OPTION VALUES
PENSION PLAN TABLE
Report of the Compensation Committee on Executive Compensation
PERFORMANCE GRAPH
Comparison of Five Year Cumulative Total Return Among Russell 2000 Index Companies, Publicly-Traded U.S. Banks with Total Assets of $1-$5 Billion and Central Pacific Financial Corp.
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS
OTHER BUSINESS
WHERE YOU CAN FIND MORE INFORMATION
CENTRAL PACIFIC FINANCIAL CORP. BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER (adopted by the Board of Directors on January 28, 2004)